TRANSAMERICA RETIREMENT INCOME PLUS®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated September 25, 2017

(for Applications signed on or after October 1, 2017)

to the

Prospectus dated May 1, 2017

This Rate Sheet Prospectus Supplement (this “supplement”) should be read and retained with the prospectus for the Transamerica Retirement Income Plus® variable annuity. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the growth percentage and withdrawal percentages that we are currently offering for the Living Benefit as described in the Living Benefit Fee, Living Benefit – Base Benefit – Withdrawal Percentage and the Living Benefit – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Transamerica Retirement Income Plus® variable annuity prospectus, as amended.

The amounts listed below apply for applications signed between October 1, 2017 and December 31, 2017. The rider fee, growth and withdrawal percentages may be different than those listed below for applications signed after December 31, 2017. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

RIDER FEE

1.25%

GROWTH PERCENTAGE

5.0%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.0%	0.0%
59-64	4.35%	3.85%
65-79	5.35%	4.85%
≥ 80	6.35%	5.85%

* The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please keep this Rate Sheet Prospectus Supplement for future reference.

Please note: In order for you to receive the rider fee, growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Life Insurance Company
Product Name	SEC File Number
Transamerica Retirement Income Plus®	333-186121

Please keep this Rate Sheet Prospectus Supplement for future reference.